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                                                                      EXHIBIT 11

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information" and to the use of our report dated February 17, 1995 included in Post-Effective Amendment Number 15 to the Registration Statement (Form N-1A No 2-94479) of Chubb America Fund, Inc.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
November 10, 1995